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                                                                    Exhibit 4.1

                      INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

      [SEAL]                      Triton PCS                          [SEAL]
CLASS A COMMON STOCK       Triton PCS Holdings, Inc.           CLASS A COMMON STOCK
   PAR VALUE $0.01                                               CUSIP 89677M 10 6
                                                        SEE REVERSE FOR CERTAIN DEFINITIONS




This certifies that









is the owner of

                FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF
                                                     TRITON PCS HOLDINGS, INC.

(hereinafter called the "Company") transferable only upon the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.  This Certificate and the shares represented hereby are issued under and are subject to the laws of the State of Delaware and to all provisions of the Certificate of
Incorporation and the Bylaws of the Company, including any and all amendments as may from time to time be made thereto, to all the terms and conditions of which the holder, by acceptance thereof, assets.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:


      DAVID D. CLARK                                                                                        M.E. Kalogris
        SECRETARY                            [SEAL OF TRITON PCS HOLDINGS, INC.]                           CHIEF EXECUTIVE OFFICER


                                                                                             COUNTERSIGNED AND REGISTERED:
                                                                                                BankBoston, N.A.
                                                                                                  TRANSFER AGENT AND REGISTRAR

                                                                                             BY

                                                                                                        AUTHORIZED SIGNATURE

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                           TRITON PCS HOLDINGS, INC.

The Company is authorized to issue more than one class or series of stock.  The
Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -- as tenants in common                  UNIF GIFT MIN ACT...............Custodian...................
TEN ENT  -- as tenants by the entireties                               (Cust)                      (Minor)
JT TEN   -- as joint tenants with right of                         under Uniform Gifts to Minors
            survivorship and not as tenants                        Act________________________________________
            in common                                                               (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                            POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________

                                     __________________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


            SIGNATURE(S) GUARANTEED:
                                     __________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION, BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM, PURSUANT TO S.E.C. RULE ^^^